SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                29 December 1999
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                Date of report (Date of earliest event reported)

                                Spire Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

        0-12742                                         04-2457335
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(Commission File Number)                    (I.R.S. Employer Identification No.)

One Patriots Park, Bedford, Massachusetts                          01730-2396
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(Address of Principal Executive Offices                            (Zip Code)

                                 (617) 275-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.
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(a)   On December 29, 1999 Spire Corporation (the "Company") consummated the sale of substantially all the assets of its optoelectronics business segment ("Spire Optoelectronics") for $12,950,000 in cash to Methode Massachusetts, LLC ("Buyer"), a wholly owned subsidiary of Methode Electronics, Inc.

      The assets of Spire Optoelectronics acquired by Buyer included the following:

          Machinery and equipment and other fixed assets;
          Inventory and other current assets;
          Certain contract and other rights;
          Certain proprietary rights; and
          Certain other assets.

      The assets of Spire Optoelectronics acquired by Buyer did not include the following:

          Cash;
          Accounts receivable;
          Government contracts; and
          Rights to use the "Spire" trade name or trademark.

          Buyer assumed the following liabilities of Spire Optoelectronics:

          Commercial obligations under certain executory contracts;

          Approximately $77,000 of customer advances received by the Company in the ordinary course of business; and

          Up to two weeks of accrued vacation for each employee of Spire Optoelectronics hired by Buyer.

(b) Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

(a)   Financial Statements of Business Disposed of:
      --------------------------------------------
      To be filed by amendment not later than March 13, 2000 (60 days after the date that this report on Form 8-K must be filed).

(b)   Pro Forma Financial Information:
      -------------------------------
      To be filed by amendment not later than March 13, 2000 (60 days after the date that this report on Form 8-K must be filed).

(c)   Exhibits:
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      1.  Asset Purchase Agreement dated as of November 18, 1999 by and among
      Methode Electronics, Inc., Methode Massachusetts, Inc. and Spire Corporation.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SPIRE CORPORATION
                                  (Registrant)

Date:      13 January 2000             By:  /s/ Roger G. Little
       --------------------------           -----------------------------------
                                            Roger G. Little
                                            President & Chief Executive Officer